UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22535

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.
(Exact name of registrant as specified in charter)

2000 AVENUE OF THE STARS 12TH FLOOR LOS ANGELES, CALIFORNIA			90067
(Address of principal executive offices)			(Zip code)

Daniel J. Hall 2000 Avenue of the Stars, 12th Floor Los Angeles, California 90067			Copy to: P. Jay Spinola, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 201-4200

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2015

Item 1.  Report to Stockholders.

2

Ares Dynamic Credit Allocation Fund, Inc.
(NYSE: ARDC)

Annual Report

October 31, 2015

Ares Dynamic Credit Allocation Fund, Inc.

Contents

Letter to Shareholders	2
Fund Profile & Financial Data	5
Schedule of Investments	6
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	19
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	32
Proxy & Portfolio Information	33
Dividend Reinvestment Plan	34
Additional Tax Information	35
Renewal of Investment Advisory Agreement	36
Corporate Information	40
Privacy Notice	41
Directors and Officers	42

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders

October 31, 2015 (Unaudited)

Dear Shareholders,

We would like to start by thanking you for your interest and participation in the Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or "Fund"). We appreciate the trust and confidence that you have demonstrated in Ares through your investment in ARDC.

Economic Conditions and Leveraged Finance Market Update

Elevated market volatility has been a predominant theme in 2015 driven principally by concerns surrounding global growth, commodity prices and changing interest rate expectations. Divergent central bank policies globally have resulted in increased interest rate volatility and a markedly stronger U.S. dollar, which has exacerbated the decline in global commodity prices and pressured corporate earnings. Credit markets have likewise been under pressure as weakness in the energy sector, divergent technical conditions for bank loans and high yield bonds as well as diminished liquidity that is typical during year-end has resulted in sub-coupon returns thus far during 2015. On a year-to-date ("YTD") basis for the period ending October 31, 2015, credit has underperformed equities with the Credit Suisse Leveraged Loan Index ("CSLLI") and Merrill Lynch High Yield Master II Index ("H0A0") posting gains of 1.47% and 0.13%, respectively, compared to 2.70% for the S&P 500.

After what was already a challenging third quarter for U.S. credit markets, the Federal Open Market Committee's (the "FOMC" or "Fed") late September decision to keep their target Fed Funds rate unchanged amidst increased risks surrounding slowing global growth exacerbated investor apprehension and perpetuated a general aversion to risk that accelerated into quarter end. However, the high yield market reversed course in October as economic data out of China was not as bad as originally feared and oil prices stabilized. As a result, fears surrounding slowing global growth waned and investor sentiment improved, ending the risk off trade witnessed since June and providing investors' reason to put cash back to work following four consecutive months of negative returns for the high yield market. In the U.S., economic data released during the month was weak enough to raise investor's expectations that the Fed may defer their first interest rate hike until next year. In late October futures markets were pricing in a 50% chance of a rate hike at the December 16 meeting despite continued guidance from the Fed that a rate hike is imminent, odds that indicated the market still had concerns around the fundamental health of the global economy. Given exact timing of a "lift off" in rates remains unknown, market participants continue to pay close attention to economic data releases out of the U.S. — particularly related to employment and inflationary figures — as well as the strength of the global economy in an effort to better gauge interest rate policy action at the next Fed meeting.

European markets followed a similar path as their U.S. counterparts with the Merrill Lynch European High Yield Index experiencing a strong recovery from third quarter weakness, posting a 3.11% return for the month of October against a strong technical backdrop. Bank loans as measured by the Credit Suisse Western European Leveraged Loan Index, however, remained weak, returning 0.23% for the month amid lackluster demand. Over the last several months, focus has remained squarely on supportive monetary policy measures and the potential impact on stimulating economic growth in the Eurozone. European markets responded favorably to news that the People's Bank of China cut its one-year benchmark rate in late October, providing hope that economic conditions will stabilize for one of Europe's largest trading partners. Likewise, comments from European Central Bank ("ECB") President Mario Draghi hinted additional Quantitative Easing ("QE") measures may be taken when the ECB next meets in December. Continued support from central banks abroad will be welcomed as economic growth in the Euro region remains lackluster, risks from a slowing growth in emerging markets have risen and the U.S. Fed appears poised to begin its tightening cycle in the coming months.

As it relates to the structured credit landscape, the final quarter of 2015 is off to a strong start relative to the last, as seventeen deals priced globally totaling approximately $8.2 billion of new Collateralized Loan Obligation ("CLO") issuance in October, according to S&P Capital IQ. Fifteen U.S. deals priced totaling $7.3 billion, and two European deals priced totaling €0.8 billion. Year-to-date through October, global CLO new issuance volumes totaled $97.8 billion across 190 deals, compared to $125.5 billion across 233 deals for the same period the year prior. The outlook through December for primary issuance is buoyed by arrangers and issuers looking to price transactions before year-end. However, CLO managers continue to face difficult arbitrage conditions and an obstinate loan market. Despite a rally in the credit markets during October, CLO spreads drifted wider month-over-month; in fact, liability spreads have been widening since August in both the U.S. and Europe. While the wider spreads should prove attractive to investors in higher rated securities, the placement of equity tranches is increasingly challenging as spreads squeeze the equity arbitrage. The prices of quality loans have not sold off commensurately with the increased cost of financing. Thus we currently see a bifurcated loan market consisting of

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

October 31, 2015 (Unaudited)

performing loans still trading near par and a separate grouping of loans (the "tail"), with some sort of developing credit story, trading at deep discounts to par. In times past, such a bifurcated loan market is often a precursor to a more wide-spread correction, which creates a broader opportunity set for loan managers. Until then, however, tail risk and concentrations has a disproportionate impact on CLO mezzanine and equity trading levels and is likely ushering in a season of total return underperformance. The CLO market is also bifurcated by manager in terms of execution costs, forcing some managers to delay primary issue plans. Analysts project 2016 to be more subdued ($60-$80 billion in the U.S. and €15-€20 billion in Europe), citing risk retention and challenging loan market technical conditions as two contributing factors. Though guidance continues to migrate lower and challenging market conditions are expected to continue into next year, investors remain optimistic on the relative value of CLOs in comparison to other asset classes. Subject to credit discipline and with an eye toward quality, CLO debt and equity securities have not been this attractively priced for a long time. To the extent new primary issuance materializes into year-end, it could present some of the most compelling debt opportunities of the year while also keeping secondary market pricing levels relatively attractive. Despite having to endure market volatility and the resultant impact on short-term returns, these are the kinds of markets where we believe our process, team and technology platform can really shine.

As we near the end of 2015, participants in the credit markets remain guarded. Higher quality assets remain the focal point for new capital deployment, with managers aggressively selling higher beta names on negative news often indiscriminately. Although third quarter earnings have largely been better-than-feared, there have been more earnings misses than witnessed in previous quarters. Contributing to and at times exacerbating earnings based volatility has been the continued decline of dealer inventory as new regulations have significantly curbed their ability to hold inventory and take risk. With fewer market makers to support a bid, price fluctuations resulting from negative news have in some cases been significant. Therefore it is imperative to avoid credits at risk of producing a negative surprise and we believe additional value will be rewarded to discriminant credit pickers who are able to identify credit deterioration in advance of a market move. While microeconomic conditions and the corporate earnings season were the primary focus throughout October, in early November attention shifted to the latest employment report and how it might impact changes to monetary policy. On November 6 the Labor Department reported that the U.S. economy added 271,000 jobs during the month of October and the unemployment rate dropped to 5%, the lowest level since April 2008. This surge in jobs growth was further accompanied by an increase in average hourly earnings and could be the indicator of economic strength that causes the Fed to raise rates in December. Following the payrolls report, short term U.S. Treasury yields increased more than 30bps from mid-October lows, the U.S. dollar rallied and odds that the Fed would initiate "lift off" at the December meeting increased to 70%, according to J.P. Morgan. While timing of the first interest rate hike may seem more certain than ever before, particularly in light of continued hawkish rhetoric from the Fed, we believe volatility and apprehension related to Fed policy will persist as the debate around pace of tightening post initial lift off becomes a focus. We continue to believe the potential for a choppy end to 2015 due to developments surrounding China, commodities and Fed policy will create buying opportunities for managers who are able to effectively identify credits that may have been unduly punished.

On July 14, 2015 stockholders approved the reorganization of the Ares Multi-Strategy Credit Fund, Inc. (NYSE: ARMF) into Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC), whereby ARDC acquired all of the assets and assumed the stated liabilities of ARMF in exchange for newly issued shares of ARDC, with ARDC being the surviving fund (the "Reorganization"). The Reorganization was effective as of the opening for business of the New York Stock Exchange on August 31, 2015. As part of the Reorganization, the investment guidelines for ARDC were broadened and the Fund is now able to invest up to 30% in CLO securities, including up to 7.5% in CLO equity securities, allowing for a broader investment universe and opportunity set.

Moreover, on November 17, 2015, the Board of Directors (the "Board") of ARDC authorized the repurchase of shares of common stock of the Fund (the "Common Shares") on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value ("NAV") of the Common Shares. Upon completion of required shareholder notifications, the Fund may repurchase its outstanding Common Shares in open-market transactions at the Fund management's discretion. The Fund is not required to effect share repurchases. Any such purchases of Common Shares may not materially impact the discount of the market price of the Common Shares relative to their NAV and any narrowing of this discount that does result may not be maintained.

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

October 31, 2015 (Unaudited)

Ares Dynamic Credit Allocation Fund, Inc.

ARDC is a closed-end fund that trades on the New York Stock Exchange under the symbol "ARDC" and is externally managed by Ares Capital Management II LLC (the "Adviser"), a subsidiary of Ares Management, L.P. ARDC's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation by investing in a broad, dynamically-managed portfolio of below investment grade senior secured loans, high yield corporate bonds and collateralized loan obligation securities. As of October 31, 2015, ARDC held approximately 48% of its Managed Assets in corporate bonds, more than 31% in senior loans, 18% in CLO debt securities, approximately 3% in CLO equity and the balance in cash. As of October 31, 2015, ARDC's investments included 183 issuers diversified across more than 30 distinct industries (based on Merrill Lynch industry classifications). The top five industry groups (excluding CLO securities) represented 30% of total holdings of ARDC while the top ten issuer holdings accounted for approximately 15% of total portfolio holdings.

In conclusion, we maintain strong conviction in the ARDC portfolio and believe the Fund continues to be well positioned to take advantage of buying opportunities in the new issue and secondary markets. We continue to believe that the ability to dynamically allocate is critical to successfully navigating an evolving market environment with headline and interest rate driven volatility. Thank you again for your continued support of ARDC. If you have any questions about the Fund, please call 1-877-855-3434, or visit the Fund's website at www.arespublicfunds.com.

Best Regards,

Ares Capital Management II LLC

Note: The opinions of the Adviser expressed herein are subject to change without notice. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed. This article is distributed for educational purposes and should not be considered investment advice or an offer of any security for sale.

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Fund Profile & Financial Data

October 31, 2015 (Unaudited)

Portfolio Characteristics as of 10.31.15

Weighted Average Floating Coupon[1]	5.41%
Weighted Average Bond Coupon[2]	7.81%
Current Distribution Rate[3]	9.77%
Dividend Per Share	$0.117

1 The weighted-average gross interest rate on the pool of loans as of October 31, 2015.

2 The weighted-average gross interest rate on the pool of bonds at the time the securities were issued.

3 The distribution rate is calculated based on latest declared monthly dividend annualized and divided by the closing market price of the Fund's shares as of October 31, 2015. The Fund currently estimates that such distributions have been paid entirely from investment income. However, to the extent any portion of the current distribution is paid from sources other than investment income (such as long-term capital gains or return of capital) the source(s) would be disclosed in a Section 19 notice located under the "Investor Documents" section of the Fund's website. These estimates should not be relied on for tax purposes. The Fund will send to investors a Form 1099-DIV for the calendar year that will define how these distributions should be reported for federal income tax purposes. The distribution rate alone is not indicative of Fund performance.

Top 10 Holdings4 as of 10.31.15

Rite Aid Corp	1.93%
Alinta Energy Ltd	1.63%
Gala Coral Group Ltd	1.55%
TMF Group	1.47%
Altice International	1.41%
Travelport	1.40%
NBTY, Inc.	1.37%
Ferrellgas Partners	1.29%
Guala Closures S.P.A.	1.26%
Premier Foods	1.14%

4 Market value percentage may represent multiple instruments by the named issuer and/or multiple issuers being consolidated to the extent they are owned by the same parent company. These values may be different than the issuer concentrations in certain regulatory filings.

Performance as of 10.31.15

	Market	NAV
Year to Date	-2.02%	-0.58%
1 Month	3.70%	1.41%
Since Inception*	-3.39%	3.15%

*Since Inception of fund (11/27/2012). Past performance is not indicative of future results.

Source: Morningstar

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Since Inception returns assume a purchase of common shares at the initial offering price of $20.00 per share for market price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns.

Portfolio Composition as of 10.31.15

Fixed vs. Floating Rate as of 10.31.15

Industry Allocation5 as of 10.31.15

5 Merrill Lynch ML4 industry classifications weighted by market value. These values may be different than industry classifications in certain regulatory filings.

This data is subject to change on a daily basis.

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

October 31, 2015

Floating Rate Term Loans 43.9%(b)

	Principal Amount	Value(a)
Aerospace & Defense 0.5%
Doncasters U.S., LLC, Term Loan 2nd Lien, 9.50%, 10/09/2020	$2,101,509	$2,080,494
Automobile 0.6%
Navistar, Inc., Tranche B Term Loan, 6.50%, 08/07/2020	2,500,000	2,350,000
Banking, Finance & Insurance 1.3%
Asurion, LLC, 2nd Lien Term Loan, 8.50%, 03/03/2021	5,750,000	5,163,040
Beverage, Food & Tobacco 1.1%
Charger OpCo B.V., EUR Term Loan B-2, (Netherlands), 4.25%, 07/23/2021	€2,188,129	2,407,153
Charger OpCo B.V., US Term Loan B-2, (Netherlands), 4.25%, 07/02/2022	$2,042,254	2,045,665
		4,452,818
Broadcasting & Entertainment 1.8%
Clear Channel Communications, Inc., Tranche D Term Loan, 6.94%, 01/30/2019	1,500,000	1,253,910
Clear Channel Communications, Inc., Tranche E Term Loan, 7.69%, 07/30/2019	3,500,000	2,945,005
Cumulus Media Holdings, Inc., Term Loan, L+ 3.25%, 12/23/2020(c)	3,600,000	3,053,268
		7,252,183
Buildings & Real Estate 1.5%
Jeld-Wen, Inc., Term B-1 Loan, 5.00%, 07/01/2022	6,000,000	6,003,780
Cable & Satellite TV 0.5%
Altice Financing S.A., Term Loan, (Luxembourg), 5.50%, 07/02/2019	992,424	992,176
Altice Financing S.A., USD Tranche Loan, (Luxembourg), 5.25%, 01/28/2022	997,500	990,268
		1,982,444

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Cargo Transportation 0.4%
Kenan Advantage Group, Inc., Delayed Draw Term Loan, 3.00%, 01/23/2017(d)	$167,553	$(680)
Kenan Advantage Group, Inc., Initial U.S. Term Loan, 4.00%, 07/29/2022	1,199,764	1,194,893
Kenan Canada GP, Initial Canadian Term Loan, (Canada), 4.00%, 07/29/2022	382,683	381,129
		1,575,342
Chemicals, Plastics & Rubber 2.9%
Colouroz Investment 2, LLC, Initial Term B-2 Loan 2nd Lien, 8.25%, 09/05/2022	2,437,500	2,396,867
Flint Group GmbH, Initial Euro Term Loan 2nd Lien, (Denmark), 8.25%, 09/07/2021	€1,132,886	1,227,873
HII Holding Corporation, Term Loan 2nd Lien, 9.75%, 12/21/2020	$4,500,000	4,432,500
Ineos Finance PLC, 2022 EUR Term Loan, (Great Britain), 4.25%, 03/31/2022	€3,208,869	3,447,655
		11,504,895
Consumer Products 0.8%
True Religion Apparel, Inc., Initial Term Loan, 5.88%, 07/30/2019	$4,342,500	2,567,503
True Religion Apparel, Inc., Initial Term Loan 2nd Lien, 11.00%, 01/30/2020	1,369,565	547,826
		3,115,329
Containers, Packaging & Glass 0.6%
Berry Plastics Corporation, Term Loan F, 4.00%, 10/01/2022	2,510,000	2,513,489
Diversified & Conglomerate Manufacturing 0.6%
CommScope, Inc., Term Loan Tranche 5, 3.75%, 05/21/2022	2,440,000	2,440,000

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2015

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Diversified & Conglomerate Services 2.8%
Brickman Group, Ltd., LLC, Term Loan 2nd Lien, 7.50%, 12/17/2021	$2,609,684	$2,453,103
Language Line, LLC, Initial Term Loan 1st Lien, 6.50%, 07/07/2021	4,250,000	4,237,590
VWR Funding, Inc., Tranche B Term Loan, 4.00%, 01/15/2022	€4,000,000	4,416,803
		11,107,496
Electronics 1.7%
Freescale Semiconductor, Inc., Tranche B-5 Term Loan, 5.00%, 01/15/2021	$3,332,000	3,330,501
Smart Technologies ULC, Term B Loan, (Canada), 10.50%, 01/31/2018(e)	1,275,000	1,268,625
SS&C Technologies, Inc., Term B-1 Loan, 4.00%, 07/08/2022	1,956,278	1,961,169
SS&C Technologies, Inc., Term B-2 Loan, 4.00%, 07/08/2022	302,691	303,447
		6,863,742
Grocery 2.4%
Albertson's, LLC, Term Loan B-4, 5.50%, 08/25/2021	5,459,723	5,456,612
GOBP Holdings, Inc., 1st Lien Term Loan, 4.75%, 10/21/2021	3,256,084	3,223,523
GOBP Holdings, Inc., 2nd Lien Term Loan, 9.25%, 10/21/2022	946,000	934,175
		9,614,310
Healthcare, Education & Childcare 1.0%
Nord Anglia Education Finance, LLC, Initial Term Loan, 5.00%, 03/31/2021	3,989,899	3,930,051
Hotels, Motels, Inns & Gaming 1.4%
Mohegan Tribal Gaming Authority, Term Loan B, 5.50%, 06/15/2018	5,495,889	5,429,938

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Leisure, Amusement & Entertainment 1.2%
ClubCorp Club Operations, Inc., Term B Loan, L+ 3.25%, 07/24/2020(c)	$1,150,000	$1,148,919
Delta 2 (LUX) Sarl, Term Loan 2nd Lien, (Luxembourg), 7.75%, 07/29/2022	1,000,000	951,880
Equinox Holdings, Inc., Initial Term Loan, L+ 3.75%, 01/31/2020(c)	1,286,575	1,287,115
Regal Cinemas Corporation, Term Loan, 3.75%, 04/01/2022	1,275,684	1,277,101
		4,665,015
Mining, Steel, Non-Precious Metals 0.6%
Murray Energy Corporation, Term Loan B-2, 7.50%, 04/16/2020	3,491,250	2,256,220
Oil & Gas 1.2%
Energy & Exploration Partners, LLC, Initial Loan, 7.75%, 01/22/2019(f)	2,992,424	2,084,732
Templar Energy, LLC, Incremental Term Loans 2nd Lien, 8.50%, 11/25/2020	5,995,251	2,552,958
		4,637,690
Personal Transportation 1.0%
Air Medical Group Holdings, Inc., Initial Term Loan, 4.50%, 04/28/2022	3,990,000	3,916,863
Personal, Food & Miscellaneous Services 1.1%
B&G Foods, Inc., Term Loan B, L+ 3.00%, 10/05/2022(c)	797,000	796,753
Weight Watchers International, Inc., Initial Tranche B-2 Term Loan, 4.00%, 04/02/2020	4,914,420	3,802,532
		4,599,285
Pipeline 0.5%
Targa Resources Corporation, Term Loan, 5.75%, 02/25/2022	1,860,465	1,853,488

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2015

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Printing & Publishing 2.7%
Dex Media East, LLC, Term Loan, 6.00%, 12/30/2016	$5,726,603	$3,304,708
F&W Media, Inc., Initial Term Loan, 8.50%, 06/30/2019	2,818,695	2,776,415
Houghton Mifflin Harcourt Publishing Inc., Term Loan, 4.00%, 05/28/2021	3,740,625	3,684,516
Lee Enterprises, Inc., Term Loan, 7.25%, 03/31/2019	1,000,000	986,670
		10,752,309
Retail Stores 6.3%
Dollar Tree, Inc., Term Loan B-1, 3.50%, 07/06/2022	1,894,593	1,896,962
Harbor Freight Tools USA, Inc., Initial Loans (TL), 4.75%, 07/26/2019	3,751,835	3,760,540
JC Penney Corporation, Inc., Term Loan, 6.00%, 05/22/2018	2,932,500	2,921,503
Neiman Marcus Group, Inc., Term Loan 1, 4.25%, 10/25/2020	4,900,219	4,783,348
Pilot Travel Centers, LLC, Initial Tranche Term Loan B, 3.75%, 10/01/2021	3,692,169	3,700,735
Rite Aid Corporation, 2nd Priority Tranche 1 Term Loans, 5.75%, 08/21/2020	4,170,000	4,173,461
Rite Aid Corporation, Tranche 2 Term Loan, 4.88%, 06/21/2021	4,075,000	4,081,357
		25,317,906
Technology 4.2%
Allflex Holdings III, Inc., (U.S.), Initial Term Loan 2nd Lien, 8.00%, 07/19/2021	3,000,000	2,947,500
Aricent Technologies, Initial Term Loan, (Cayman Islands), 5.50%, 04/14/2021	1,553,009	1,525,832
Syncreon Global Finance (US), Inc., Term Loan, 5.25%, 10/28/2020	5,438,750	4,340,122

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Travelport Finance Sarl, Initial Term Loans, (Luxembourg), 5.75%, 09/02/2021	$7,929,711	$7,858,106
		16,671,560
Utilities 2.3%
Alinta Energy Finance Pty, Ltd., Delayed Draw Term Loan, (Australia), 6.38%, 08/13/2018	575,496	569,166
Alinta Energy Finance Pty, Ltd., Term Loan B, (Australia), 6.38%, 08/13/2019	8,668,763	8,573,406
		9,142,572
Waste Management 0.9%
Waste Industries USA, Inc., Initial Term Loan, 4.25%, 02/27/2020	3,482,500	3,489,047
Total Floating Rate Term Loans (Cost: $188,791,037)		174,681,306

Corporate Bonds 67.1%

Automobile 0.8%
Schaeffler Finance B.V., 144A, (Netherlands), 4.75%, 05/15/2023	3,000,000	3,022,500
Banking, Finance & Insurance 0.4%
MSCI, Inc., 144A, 5.75%, 08/15/2025	1,364,000	1,438,338
Beverage, Food & Tobacco 2.4%
New Red Finance, Inc., 144A, (Canada), 4.63%, 01/15/2022	3,000,000	3,045,000
Premier Foods Finance PLC, 144A, (Great Britain), 5.59%, 03/16/2020(g)	£4,450,000	6,384,259
		9,429,259
Broadcasting & Entertainment 9.3%
AMC Networks, Inc., 7.75%, 07/15/2021	$5,235,000	5,614,537
Belo Corporation, 7.25%, 09/15/2027	2,000,000	2,065,000
Cumulus Media Holdings, Inc., 7.75%, 05/01/2019	1,000,000	665,000
iHeartCommunications, Inc., 10.63%, 03/15/2023	1,500,000	1,260,000

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2015

Corporate Bonds (continued)

	Principal Amount	Value(a)
Lamar Media Corporation, 5.38%, 01/15/2024	$2,500,000	$2,593,750
LIN Television Corporation, 6.38%, 01/15/2021	895,000	933,038
Nexstar Broadcasting, Inc., 6.88%, 11/15/2020	2,875,000	2,972,031
Nexstar Broadcasting, Inc., 144A, 6.13%, 02/15/2022	1,550,000	1,550,000
Sinclair Television Group, Inc., 6.13%, 10/01/2022	2,000,000	2,055,000
Sinclair Television Group, Inc., 144A, 5.63%, 08/01/2024	3,350,000	3,283,000
Sirius XM Radio, Inc., 144A, 5.38%, 04/15/2025	3,600,000	3,685,500
TEGNA, Inc., 6.38%, 10/15/2023	1,500,000	1,620,000
Tribune Media Co, 144A, 5.88%, 07/15/2022	4,950,000	5,086,125
Univision Communications, Inc., 144A, 8.50%, 05/15/2021	3,500,000	3,657,500
		37,040,481
Buildings & Real Estate 2.8%
Allegion PLC, (Ireland), 5.88%, 09/15/2023	665,000	696,588
BMBG Bond Finance S.C.A., 144A, (Luxembourg), 4.95%, 10/15/2020(g)	€4,525,000	4,989,583
Headwaters, Inc., 7.25%, 01/15/2019	$5,167,000	5,347,845
		11,034,016
Cable & Satellite TV 7.0%
Altice Financing S.A., 144A, (Luxembourg), 6.63%, 02/15/2023	3,230,000	3,238,075
Altice Finco S.A., 144A, (Luxembourg), 9.88%, 12/15/2020	2,500,000	2,681,250
Altice US Finance I Corporation, 144A, 5.38%, 07/15/2023	3,000,000	3,036,000
Cablevision Systems Corporation, 8.63%, 09/15/2017	2,000,000	2,125,000
CCO Holdings, LLC, 7.00%, 01/15/2019	1,179,000	1,211,423

Corporate Bonds (continued)

	Principal Amount	Value(a)
CSC Holdings, LLC, 8.63%, 02/15/2019	$2,000,000	$2,125,000
Midcontinent Communications, 144A, 6.88%, 08/15/2023	1,750,000	1,795,938
Videotron, Ltd., 144A, (Canada), 5.38%, 06/15/2024	3,000,000	3,082,500
Virgin Media Secured Finance PLC, 144A, (Great Britain), 5.25%, 01/15/2026	4,376,000	4,376,000
WideOpenWest Finance, LLC, 10.25%, 07/15/2019	4,250,000	4,244,687
		27,915,873
Cargo Transportation 0.7%
Watco Companies, LLC, 144A, 6.38%, 04/01/2023	3,000,000	3,000,000
Chemicals, Plastics & Rubber 0.5%
NOVA Chemicals Corporation, 144A, (Canada), 5.00%, 05/01/2025	2,000,000	2,000,000
Consumer Products 3.1%
Elizabeth Arden, Inc., 7.38%, 03/15/2021(e)	4,000,000	2,550,000
NBTY, Inc., 9.00%, 10/01/2018	7,488,000	7,665,840
Scotts Miracle-Gro Co, 144A, 6.00%, 10/15/2023	2,000,000	2,105,000
		12,320,840
Containers, Packaging & Glass 1.4%
Crown Americas, LLC, 7.38%, 12/15/2026	2,350,000	2,564,437
Owens-Brockway Glass Container, Inc., 144A, 5.88%, 08/15/2023	990,000	1,050,638
Owens-Brockway Glass Container, Inc., 144A, 6.38%, 08/15/2025	1,285,000	1,368,525
Reynolds Group Issuer, Inc., 9.88%, 08/15/2019	448,000	471,520
		5,455,120
Diversified & Conglomerate Services 1.9%
Abengoa Finance SAU, 144A, (Spain), 8.88%, 11/01/2017	3,000,000	1,530,000

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2015

Corporate Bonds (continued)

	Principal Amount	Value(a)
Affinion Investments, LLC, 13.50%, 08/15/2018(f)	$5,335,000	$2,400,750
United Rentals North America, Inc., 6.13%, 06/15/2023	400,000	417,400
United Rentals North America, Inc., 8.25%, 02/01/2021	3,000,000	3,157,500
		7,505,650
Electronics 1.8%
NeuStar, Inc., 4.50%, 01/15/2023	1,500,000	1,290,000
Syniverse Holdings, Inc., 9.13%, 01/15/2019	7,000,000	5,862,500
		7,152,500
Healthcare, Education & Childcare 2.2%
ConvaTec Finance International S.A., 144A, (Luxembourg), 8.25%, 01/15/2019(h)	5,260,000	5,246,850
Mallinckrodt International Finance S.A., 144A, 5.63%, 10/15/2023	940,000	887,125
Valeant Pharmaceuticals International, 144A, 6.75%, 08/15/2021	1,500,000	1,335,000
Valeant Pharmaceuticals International, 144A, 7.25%, 07/15/2022	1,500,000	1,335,000
		8,803,975
Hotels, Motels, Inns & Gaming 6.5%
Gala Electric Casinos, PLC, 144A, (Great Britain), 11.50%, 06/01/2019	£4,250,000	6,974,226
Gala Group Finance, PLC, 144A, (Great Britain), 8.88%, 09/01/2018	1,052,100	1,700,116
Mohegan Tribal Gaming Authority, 144A, 11.00%, 09/15/2018	$728,000	728,000
Peninsula Gaming, LLC, 144A, 8.38%, 02/15/2018	6,000,000	6,240,000
Pinnacle Entertainment, Inc., 8.75%, 05/15/2020	4,250,000	4,425,313
SNAI S.p.A., 144A, (Italy), 7.63%, 06/15/2018	€3,478,000	3,860,503
SNAI S.p.A., 144A, (Italy), 12.00%, 12/15/2018	1,750,000	1,944,868
		25,873,026

Corporate Bonds (continued)

	Principal Amount	Value(a)
Leisure, Amusement & Entertainment 3.3%
Activision Blizzard, Inc., 144A, 5.63%, 09/15/2021	$3,000,000	$3,173,100
AMC Entertainment, Inc., 5.75%, 06/15/2025	490,000	493,675
AMC Entertainment, Inc., 5.88%, 02/15/2022	825,000	853,875
Live Nation Entertainment, Inc., 144A, 7.00%, 09/01/2020	4,244,000	4,498,640
LTF Merger Sub, Inc., 144A, 8.50%, 06/15/2023	3,068,000	3,060,330
Regal Entertainment Group, 5.75%, 03/15/2022	1,250,000	1,290,625
		13,370,245
Mining, Steel, Non-Precious Metals 0.1%
Peabody Energy Corporation, 6.50%, 09/15/2020(e)	3,500,000	501,725
Oil & Gas 3.7%
California Resources Corporation, 6.00%, 11/15/2024	2,995,000	2,036,600
EP Energy, LLC, 9.38%, 05/01/2020	2,000,000	1,740,000
Ferrellgas Partners, L.P., 8.63%, 06/15/2020	7,268,000	7,213,490
Halcon Resources Corporation, 144A, 8.63%, 02/01/2020	235,000	202,688
Halcon Resources Corporation, 144A, 13.00%, 02/15/2022	4,325,000	2,519,312
Midstates Petroleum Company, Inc., 9.25%, 06/01/2021	3,500,000	630,000
Midstates Petroleum Company, Inc., 10.75%, 10/01/2020	2,000,000	365,000
Quicksilver Resources, Inc., 11.00%, 07/01/2021(f)	1,000,000	62,500
		14,769,590
Packaging 3.1%
Albea Beauty Holdings S.A., 144A, (Luxembourg), 8.38%, 11/01/2019	5,000,000	5,256,250
GCL Holdings S.C.A., 144A, (Italy), 9.38%, 04/15/2018	€5,500,000	6,304,264
Guala Closures S.p.A., 144A, (Italy), 5.35%, 11/15/2019(g)	695,000	764,743
		12,325,257

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2015

Corporate Bonds (continued)

	Principal Amount	Value(a)
Personal Transportation 0.6%
Air Medical Merger Sub Corporation, 144A, 6.38%, 05/15/2023	$2,500,000	$2,275,000
Pipeline 3.9%
Energy Transfer Equity, L.P., 5.88%, 01/15/2024	1,000,000	968,775
Gibson Energy, Inc., 144A, (Canada), 6.75%, 07/15/2021	5,000,000	4,837,500
ONEOK, Inc., 7.50%, 09/01/2023	4,165,000	4,112,937
Sabine Pass Liquefaction, LLC, 6.25%, 03/15/2022	3,500,000	3,473,750
Targa Resources Partners, L.P., 144A, 6.75%, 03/15/2024	2,250,000	2,213,438
		15,606,400
Printing & Publishing 0.5%
Lee Enterprises, Inc., 144A, 9.50%, 03/15/2022	2,000,000	1,902,500
Retail Stores 2.5%
Dollar Tree, Inc., 144A, 5.75%, 03/01/2023	705,000	742,894
Office Depot, Inc., 144A, 9.75%, 03/15/2019	3,750,000	3,965,625
Petco Animal Supplies, Inc., 144A, 9.25%, 12/01/2018	2,500,000	2,571,875
Rite Aid Corporation, 144A, 6.13%, 04/01/2023	2,385,000	2,569,837
		9,850,231
Service & Equipment 3.0%
First Data Corporation, 144A, 8.75%, 01/15/2022(h)	3,500,000	3,685,500
TMF Group Holding B.V., 144A, (Netherlands), 5.34%, 12/01/2018(g)	€3,500,000	3,877,027
TMF Group Holding B.V., 144A, (Netherlands), 9.88%, 12/01/2019	3,750,000	4,382,803
		11,945,330

Corporate Bonds (continued)

	Principal Amount	Value(a)
Technology 0.5%
Zebra Technologies Corporation, 7.25%, 10/15/2022	$1,945,000	$2,122,481
Telecommunications 3.6%
CenturyLink, Inc., 5.63%, 04/01/2025	865,000	776,337
Cincinnati Bell, Inc., 8.38%, 10/15/2020	1,904,000	1,984,920
Frontier Communications Corporation, 144A, 11.00%, 09/15/2025	3,800,000	3,982,856
Sprint Communications, Inc., 144A, 7.00%, 03/01/2020	460,000	483,000
Sprint Corporation, 7.88%, 09/15/2023	4,000,000	3,700,000
Wind Acquisition Finance S.A., 144A, (Luxembourg), 5.18%, 04/30/2019(g)	€750,000	830,280
Zayo Group, LLC, 10.13%, 07/01/2020	$2,489,000	2,713,010
		14,470,403
Utilities 1.5%
NRG Energy, Inc., 7.88%, 05/15/2021	1,000,000	995,000
NRG Energy, Inc., 8.25%, 09/01/2020	5,000,000	5,125,000
		6,120,000
Total Corporate Bonds (Cost: $296,892,085)		267,250,740

Collateralized Loan Obligations/
Collateralized Debt Obligations 29.1%

AMMC CLO XIII, Ltd., 144A, (Cayman Islands), 5.09%, 01/26/2026(g)	3,000,000	2,565,099
AMMC CLO XIV, Ltd., 144A, (Cayman Islands), 5.10%, 07/27/2026(g)	1,500,000	1,269,399
Apidos CLO XII, 144A, (Cayman Islands), 4.72%, 04/15/2025(g)	2,000,000	1,704,988
Apidos CLO XVI, 144A, (Cayman Islands), 4.82%, 01/19/2025(g)	2,000,000	1,702,314

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2015

Collateralized Loan Obligations/
Collateralized Debt Obligations (continued)

	Principal Amount	Value(a)
Atlas Senior Loan Fund III, Ltd., 144A, (Cayman Islands), 08/18/2025	$1,500,000	$1,071,266
Atlas Senior Loan Fund IV, Ltd., 144A, (Cayman Islands), 5.02%, 02/17/2026(g)	2,000,000	1,724,224
Atlas Senior Loan Fund VI, Ltd., 144A, (Cayman Islands), 5.49%, 10/15/2026(g)	1,000,000	861,547
Atrium CLO VII, 144A, (Cayman Islands), 01/28/2016	1,600,000	1,365,902
Atrium XI, 144A, (Cayman Islands), 5.42%, 10/23/2025(g)	5,000,000	4,293,100
Babson CLO, Inc., 2007-I, 144A, (Cayman Islands), 01/18/2021	1,000,000	588,903
Babson CLO, Ltd., 2013-II, 144A, (Cayman Islands), 4.79%, 01/18/2025(e)(g)	2,000,000	1,675,800
Canyon Capital CLO 2015-1, Ltd., 144A, (Cayman Islands), 5.77%, 04/15/2027(g)	1,500,000	1,326,306
Carlyle Global Market Strategies CLO 2013-4, Ltd., 144A, (Cayman Islands), 10/15/2025	1,259,000	780,504
Carlyle Global Market Strategies CLO 2014-3, Ltd., 144A, (Cayman Islands), 07/27/2026	1,000,000	695,257
Cent CLO XVII, 144A, (Cayman Islands), 3.82%, 01/30/2025(g)	4,000,000	3,803,188
Cent CLO XVIII, Ltd., 144A, (Cayman Islands), 4.92%, 07/23/2025(g)	3,000,000	2,623,059
Clear Creek CLO, Ltd., 144A, (Cayman Islands), 6.02%, 04/20/2027(g)	1,000,000	872,904
Denali Capital CLO XI, Ltd., 144A, (Cayman Islands), 5.89%, 04/20/2027(g)	1,000,000	856,873
Dorchester Park CLO, Ltd., 144A, (Cayman Islands), 5.53%, 01/20/2027(g)	625,000	548,535
Dorchester Park CLO, Ltd., 144A, (Cayman Islands), 6.53%, 01/20/2027(g)	4,000,000	3,381,704

Collateralized Loan Obligations/
Collateralized Debt Obligations (continued)

	Principal Amount	Value(a)
Dryden XXV Senior Loan Fund, 144A, (Cayman Islands), 01/15/2025(e)	$250,000	$127,888
Dryden XXXVI Senior Loan Fund, 144A, (Cayman Islands), 5.51%, 11/09/2025(g)	4,000,000	3,415,408
Dryden XXXVII Senior Loan Fund, 144A, (Cayman Islands), 5.72%, 04/15/2027(g)	1,250,000	1,110,728
Emerson Park CLO, Ltd. 2013-1, 144A, (Cayman Islands), 07/15/2025	450,000	296,180
Flatiron CLO 2013-1, Ltd., 144A, (Cayman Islands), 5.22%, 01/17/2026(g)	1,750,000	1,460,608
Galaxy CLO 2015-19, Ltd., 144A, (Cayman Islands), 5.42%, 01/24/2027(g)	800,000	687,762
Galaxy XV CLO, Ltd., 144A, (Cayman Islands), 3.72%, 04/15/2025(g)	4,000,000	3,726,996
Galaxy XVI CLO, Ltd., 144A, (Cayman Islands), 3.67%, 11/16/2025(g)	2,000,000	1,767,912
Galaxy XX CLO, Ltd., 144A, (Cayman Islands), 5.78%, 07/20/2027(g)	3,500,000	3,046,085
Goldentree Loan Opportunities VI, Ltd., 144A, (Cayman Islands), 04/17/2022	1,500,000	898,100
Goldentree Loan Opportunities X, Ltd., 144A, (Cayman Islands), 5.48%, 07/20/2027(g)	1,500,000	1,275,752
Goldentree Loan Opportunities XI, Ltd., 144A, (Cayman Islands), 5.87%, 04/18/2027(g)	1,000,000	897,768
Greywolf CLO II, Ltd., 144A, (Cayman Islands), 4.15%, 04/15/2025(g)	4,000,000	3,842,164
Greywolf CLO II, Ltd., 144A, (Cayman Islands), 5.02%, 04/15/2025(g)	1,500,000	1,303,986
Halcyon Loan Advisors Funding 2013-1, Ltd., 144A, (Cayman Islands), 3.82%, 04/15/2025(g)	4,000,000	3,651,976
Halcyon Loan Advisors Funding 2015-1, Ltd., 144A, (Cayman Islands), 5.94%, 04/20/2027(g)	750,000	650,918

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2015

Collateralized Loan Obligations/
Collateralized Debt Obligations (continued)

	Principal Amount	Value(a)
Halcyon Loan Advisors Funding 2015-3, Ltd., 144A, (Cayman Islands), 6.24%, 10/18/2027(g)	$2,500,000	$2,181,207
ING IM CLO 2012-1, Ltd., 144A, (Cayman Islands), 5.54%, 03/14/2022(g)	2,000,000	1,983,490
ING IM CLO 2013-1, Ltd., 144A, (Cayman Islands), 3.82%, 04/15/2024(g)	3,000,000	2,799,816
Jamestown CLO IV, Ltd., 144A, (Cayman Islands), 3.82%, 07/15/2026(g)	3,000,000	2,764,641
Jamestown CLO IV, Ltd., 144A, (Cayman Islands), 5.32%, 07/15/2026(g)	2,000,000	1,696,058
Jamestown CLO VI, Ltd., 144A, (Cayman Islands), 5.08%, 02/20/2027(g)	900,000	757,571
LCM XII, L.P., 144A, (Cayman Islands), 10/19/2022	1,000,000	696,285
LCM XIII, L.P., 144A, (Cayman Islands), 01/19/2023	1,775,000	1,048,184
Madison Park Funding IV, Ltd., 144A, (Cayman Islands), 03/22/2021	700,000	951,001
Madison Park Funding XII, Ltd., 144A, (Cayman Islands), 07/20/2026	4,000,000	2,722,552
Mountain Hawk I CLO, Ltd., 144A, (Cayman Islands), 3.40%, 01/20/2024(g)	3,000,000	2,644,770
Mountain Hawk III CLO, Ltd., 144A, (Cayman Islands), 5.17%, 04/18/2025(g)	2,000,000	1,532,260
Nautique Funding, Ltd., 144A, (Cayman Islands), 04/15/2020	1,300,000	634,516
Northwoods Capital X, Ltd., 144A, (Cayman Islands), 4.91%, 11/04/2025(g)	2,000,000	1,615,190
Northwoods Capital XI, Ltd., 144A, (Cayman Islands), 3.77%, 04/15/2025(g)	2,500,000	2,213,502
Octagon Investment Partners XVIII, Ltd., 144A, (Cayman Islands), 5.57%, 12/16/2024(g)	2,000,000	1,754,010

Collateralized Loan Obligations/
Collateralized Debt Obligations (continued)

	Principal Amount	Value(a)
OHA Credit Partners VI, Ltd., 144A, (Cayman Islands), 4.62%, 05/15/2023(g)	$750,000	$671,123
OHA Credit Partners VIII, Ltd., 144A, (Cayman Islands), 3.82%, 04/20/2025(g)	4,000,000	3,790,320
OHA Loan Funding 2013-1, Ltd., 144A, (Cayman Islands), 07/23/2025	3,000,000	1,862,529
OZLM Funding V, Ltd., 144A, (Cayman Islands), 5.07%, 01/17/2026(g)	2,000,000	1,740,588
OZLM VII, Ltd., 144A, (Cayman Islands), 5.32%, 07/17/2026(g)	2,750,000	2,360,176
Steele Creek CLO 2014-1, Ltd., 144A, (Cayman Islands), 3.73%, 08/21/2026(g)	2,450,000	2,214,060
Symphony CLO IV, Ltd., 144A, (Cayman Islands), 07/18/2021	500,000	340,991
THL Credit Wind River 2015-2 CLO, Ltd., 144A, (Cayman Islands), 6.02%, 10/15/2027(g)	4,000,000	3,477,092
TICP CLO III, Ltd, 144A, (Cayman Islands), 5.85%, 01/20/2027(g)	4,000,000	3,422,468
Venture XIII CLO, Ltd., 144A, (Cayman Islands), 5.63%, 06/10/2025(g)	1,500,000	1,292,029
West CLO 2013-1, Ltd., 144A, (Cayman Islands), 11/07/2025	500,000	205,029
West CLO 2013-1, Ltd., 144A, (Cayman Islands), 3.96%, 11/07/2025(g)	3,000,000	2,674,479
WhiteHorse VII, Ltd., 144A, (Cayman Islands), 4.03%, 11/24/2025(g)	2,000,000	1,844,260
Total Collateralized Loan Obligations/ Collateralized Debt Obligations (Cost: $120,911,847)		115,761,300
Total Investments — 140.1% (Cost: $606,594,969)		$557,693,346
Liabilities in Excess of Other Assets — (40.1%)		(159,649,252)
Net Assets — 100.0%		$398,044,094

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2015

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are United States enterprises unless otherwise noted.

(b)  Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule. Stated interest rates in this schedule represents the "all-in" rate as of October 31, 2015.

(c)  This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(d)  Reported net of unfunded commitments, reduced by any upfront payments received if purchased at a discount, see Note 2.

(e)  Security valued at fair value using methods determined in good faith by or under the direction of the Board of Directors.

(f)  See Note 9 regarding Defaulted Securities.

(g)  Variable rate coupon, rate shown as of October 31, 2015.

(h)  Pay-In-Kind security (PIK), which may pay interest/dividends in additional par/shares.

  As of October 31, 2015, the aggregate cost of securities for Federal income tax purposes was $606,379,408.
Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$2,170,471
Gross unrealized depreciation	(50,856,533)
Net unrealized depreciation	$(48,686,062)

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Currencies:

€  Euro Currency

£  British Pounds

$  U.S. Dollars

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Assets and Liabilities

October 31, 2015

Assets:
Investments, at value (cost $606,594,969)	$557,693,346
Cash	2,578,177
Cash denominated in foreign currency, at value (cost $1,156,201)	1,125,262
Receivable for securities sold	14,551,793
Interest and principal receivable	7,219,452
Deferred debt issuance cost	196,420
Prepaid expenses	33,147
Total assets	583,397,597
Liabilities:
Line of credit outstanding	168,984,093
Payable for securities purchased	15,372,140
Payable for investment advisory fees	484,192
Payable for interest expense	160,125
Payable for investor support fees	48,424
Payable for administration and transfer agent fees	22,499
Payable for commitment fee	5,265
Accrued expenses and other payables	276,765
Total liabilities	185,353,503
Net assets	$398,044,094
Net assets consist of:
Paid-in capital	$452,680,644
Distributions in excess of net investment income	(250,896)
Accumulated net realized loss on investment and foreign currency	(11,210,240)
Net unrealized depreciation on investments and foreign currency	(43,175,414)
Net assets	$398,044,094
Common shares:
Shares outstanding (authorized 1 billion shares of $0.001 par value) (Note 5)	23,481,158
Net asset value per share	$16.95

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Operations

For the year ended October 31, 2015

Investment income:
Interest	$30,587,836
Expenses:
Investment advisory fees (Note 7)	4,553,112
Interest expense (Note 6)	1,318,293
Investor support fees (Note 7)	455,314
Administration, custodian and transfer agent fees (Note 7)	340,890
Insurance expense	284,175
Legal fees	456,835
Amortization of debt issuance cost (Note 6)	113,241
Audit fees	147,134
Directors fees	93,333
Printing expense	95,527
Commitment fee expense (Note 6)	55,070
Reorganization expense (Note 4)	459,596
Administrative services of the adviser (Note 7)	760,000
Other expenses	139,110
Total expenses	9,271,630
Net investment income	21,316,206
Net realized and change in unrealized gain/(loss) on investments and foreign currency:
Net realized loss on investments	(15,051,641)
Net realized gain on foreign currency	5,327,178
Net change in unrealized depreciation on investments(a)	(19,842,524)
Net change in unrealized appreciation on foreign currency	1,108,596
Net realized and change in unrealized loss on investments and foreign currency	(28,458,391)
Total decrease in net assets resulting from operations	$(7,142,185)

(a) Change in unrealized does not include unrealized depreciation in connection with the Reorganization. (Note 4)

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Statements of Changes in Net Assets

	Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (decrease) in net assets from operations:
Net investment income	$21,316,206	$21,390,979
Net realized gain/(loss) on investments and foreign currency	(9,724,463)	1,548,929
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	(18,733,928)	(10,997,022)
Net increase/(decrease) from operations	(7,142,185)	11,942,886
Distributions to shareholders from:
Net investment income	(24,213,323)	(24,101,066)
Net realized gains	(1,309,683)	—
Return of capital	(55,818)	—
Total Distributions	(25,578,824)	(24,101,066)
Decrease in net assets from operations and distributions	(32,721,009)	(12,158,180)
Share transactions:
Proceeds of shares issued in connection with fund merger (Note 4)	109,397,217	—
Net increase from share transactions	109,397,217	—
Total increase/(decrease) in net assets	76,676,208	(12,158,180)
Net Assets, beginning of period	321,367,886	333,526,066
Net Assets, end of period	$398,044,094	$321,367,886
Distributions in excess of net investment income	$(250,896)	$(2,710,087)

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Cash Flows

For the year ended October 31, 2015

Operating activities:
Net decrease in net assets from operations	$(7,142,185)
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used in)/provided by operating activities:
Purchases of investments(a)	(471,789,044)
Proceeds from the sale of investments	466,521,794
Amortization and accretion of discounts and premiums, net	734,032
Net realized loss on investments	15,051,641
Net realized gain on foreign currency	(5,327,178)
Net change in unrealized depreciation on investments	19,842,524
Net change in unrealized appreciation on foreign currency	(1,108,596)
Changes in operating assets and liabilities:
Receivable for securities sold	1,422,378
Interest and principal receivable	759,185
Deferred debt issuance cost	(11,106)
Payable for securities purchased	(6,555,290)
Payable for investment advisory fees	98,069
Payable for interest expense	102,068
Payable for administration, custodian and transfer agent fees	(25,476)
Accrued expenses and other payables	(119,848)
Net cash provided by operating activities	12,452,968
Financing activities:
Borrowing on line of credit	176,614,686
Paydowns of line of credit	(188,675,493)
Proceeds from shares sold	3,491,368
Distributions paid — common shareholders — net	(25,578,824)
Net cash used in financing activities	(34,148,263)
Net decrease in cash	(21,695,295)
Cash:
Beginning of period	25,398,734
End of period	$3,703,439
Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$1,216,225

(a) Excludes purchases related to the merger in the amount of $164,432,563.

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights

	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Period Ended October 31, 2013(a)
Net asset value, beginning of period	$18.72	$19.43	$19.10
Income from investment operations:
Net investment income	1.21	1.24	1.09
Net realized and change in unrealized gain (loss)	(1.58)	(0.55)	0.45
Total from investment operations	(0.37)	0.69	1.54
Less distributions declared to shareholders:
From net investment income	(1.33)	(1.40)	(1.17)
From net realized gains	(0.07)	—	—
From return of capital	— (b)	—	—
Total distributions	(1.40)	(1.40)	(1.17)
Capital share transactions:
Common share offering costs charged to paid-in capital	—	—	(0.04)
Net asset value common shares, end of period	$16.95	$18.72	$19.43
Market value common shares, end of period	$14.37	$16.86	$18.05
Net asset value total return(c)	(2.11)%	3.54%	8.04%
Market value total return(d)	(6.74)%	1.02%	(4.03)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)	$398,044	$321,368	$333,526
Expenses, inclusive of interest expense and amortization of debt issuance costs	2.83%	2.58%	2.18	%(e)
Expenses, exclusive of interest expense and amortization of debt issuance costs	2.39%	1.97%	1.74	%(e)
Net investment income	6.51%	6.40%	5.74	%(e)
Portfolio turnover rate	89.67%	96.01%	189.46	%(e)

(a)  For the period from November 27, 2012 (commencement of operations) to October 31, 2013.

(b)  Less than 0.005.

(c)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year.

(d)  Based on market value per share (beginning market value common shares $20.00). Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year.

(e)  Not annualized.

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements

October 31, 2015

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, non-diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund commenced operations on November 27, 2012. Ares Capital Management II LLC (the "Adviser") serves as the investment adviser to the Fund. The Fund's common shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "ARDC".

Investment Objective and Policies

The Fund's investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations ("CLOs") and other asset-backed securities. The Fund's investments in CLOs include investments in subordinated tranches of CLO securities. The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund's portfolio.

(2) Significant Accounting Policies

Accounting Estimates

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Revolving loan, bridge loan and delayed draw term loan agreements

For investment purposes, the Fund has entered into certain loan commitments which may include revolving loan, bridge loan, partially unfunded term loan and delayed draw term loan agreements ("unfunded loan commitments"). Unfunded loan commitments purchased at a discount/premium may include cash received/paid for the amounts representing such discounts/premiums. Unfunded loan commitments are agreements to participate in the lending of up to a specified maximum amount for a specified period. As of October 31, 2015, the fair value of the loans disclosed in the Schedule of Investments does not include unfunded loan commitments, which total $167,553.

Interest Income

Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected, and adjusted for accretion of discounts and amortization of premiums. The Fund may have investments that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified, is added to the principal balance and adjusted cost of the investments and recorded as interest income.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest and the accretion of discounts and amortization of premiums.

Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on the trade date. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is earned from settlement date and is recorded on the accrual basis. Realized gains and losses are reported on the specific identification method. Expenses are recorded on the accrual basis as incurred.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2015

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain on investments in the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at year end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Dividends and Distributions

The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income after the payment of interest owed with respect to notes or other forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another. The Fund will make distributions only if authorized by its Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratios. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The Board of Directors may elect to change the Fund's distribution policy at any time.

Commitments

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Income Taxes

The Fund intends to distribute all or substantially all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

The Fund may elect to incur an excise tax if it is deemed prudent by its Board of Directors from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the income earned up to December 31, 2014, the Fund paid a U.S. federal excise tax of $85,549.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to differing treatments for foreign currency gains and losses, distributions, excise taxes paid, paydown gains and losses, losses due to wash sales, late year ordinary loss deferrals, merger expenses paid and consent fees. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise. On the Statement

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2015

of Assets and Liabilities, the following reclassifications were made:

$
Undistributed net investment income	4,011,722
Accumulated net realized gain/(loss)	(4,616,044)
Additional paid-in capital/(reduction)	604,322

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the Fund.

The character of distributions paid during the fiscal year ended October 31 was as follows:

	2015 $	2014 $
Ordinary income	24,213,323	24,101,066
Capital gain	1,309,683	—
Return of capital	55,818	—

As of October 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

$
Undistributed ordinary income	—
Undistributed capital gains	—
Accumulated capital and other losses	(11,430,183)
Other undistributed ordinary losses	—
Net unrealized depreciation	(42,955,471)
Total accumulated earnings	(54,385,654)

At October 31, 2015, the Fund had $1,453,333 of tax basis capital losses following the reorganization of Ares Multi-Strategy Credit Fund, Inc. (ARMF) into the Fund (the "Reorganization") which may be carried over to offset future capital gains, subject to certain limitations.

As of October 31, 2015, the Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder.

No Expiration Short-Term(1)	No Expiration Long-Term(1)
$2,410,791	$9,019,392

(1) On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modifies several of the Federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. These losses without expiration must be used prior to the loss layers with expiration.

During the year ended October 31, 2015, the Fund did not utilize capital loss carryforwards.

The FASB, Accounting Standards Codification 740, Income Taxes (ASC 740), provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Fund has evaluated the implications of ASC 740 for all open tax years, and have determined there is no impact to the Fund's financial statements as of the year ended October 31, 2015. The Fund's federal and state income returns for which the applicable statutes of limitations have not expired (2012, 2013, 2014) remain subject to examination by the Internal Revenue Service and states department of revenue.

All penalties and interest associated with income taxes, if any, are included in Other expenses in the Statement of Operations. There were no penalties and interest incurred by the Fund for the current fiscal year.

Recently Issued Accounting Pronouncements

In April 2015, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2015-03, Interest-Imputation of Interest (Subtopic 835-30), which provides guidance simplifying the presentation of debt issuance costs. The amendments require that debt issuance costs related to recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by the new guidance. The amendments are effective for annual reporting periods, including interim periods within those reporting period beginning after December 15, 2015, and early adoption is permitted. The guidance is to be applied on a retrospective basis and accounted for a change in accounting principle. While management is still assessing the impact of this update, the impact of this update is not expected to be material to the Fund's consolidated financial statements.

(3) Investments

Fair Value Measurements

The Fund follows the provisions of Fair Value Measurements and Disclosures under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. Fair Value Measurements and Disclosures defines

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2015

"fair value" as the amount for which an investment could be sold in an orderly transaction between market participants at the measurement date in the principal or most advantageous market of the investment. The hierarchal disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including a single broker quote or the Fund's own assumptions in determining the fair value of investments)

The fair value of the Fund's investments are primarily estimated based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs. The Fund's custodian obtains prices from independent pricing services based on an authorized pricing matrix as approved by the Fund's Board of Directors. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. For any securities, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Bank loans and corporate debts: The fair value of bank loans and corporate debt is estimated based on quoted market prices,

forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models of third-party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews and tests information to corroborate prices received from third-party pricing sources. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. For any securities, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value. The main inputs into the Adviser's valuation model for these Level 3 securities include earnings multiples (based on the historical earnings of the issuer) and discounted cash flows. The Adviser may also consider original transaction price, recent transactions in the same or similar instruments and completed third-party transactions in comparable instruments as well as other liquidity, credit and market risk factors. Models will be adjusted as deemed necessary by the Adviser.

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2015

The following is a summary of the inputs used as of October 31, 2015, in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Floating Rate Term Loans	—	156,309,909	18,371,397	174,681,306
Corporate Bonds	—	267,250,740	—	267,250,740
Collateralized Loan Obligations	—	—	115,761,300	115,761,300
Total Investments	—	423,560,649	134,132,697	557,693,346

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value.

For the year ended October 31, 2015:

	Floating Rate Term Loans ($)	Collateralized Loan Obligations ($)	Total ($)
Balance as of 10/31/14	12,939,868	75,849,159	88,789,027
Purchases(a)	20,571,348	82,028,423	102,599,771
Sales(b)	(9,216,617)	(38,853,441)	(48,070,058)
Realized gain/ (loss) and net change in unrealized appreciation/ (depreciation)	(1,652,337)	(3,527,181)	(5,179,518)
Accrued discounts/ (premiums)	34,428	264,340	298,768
Transfers in to Level 3	2,080,494	—	2,080,494
Transfers out of Level 3	(6,385,787)	—	(6,385,787)
Balance as of 10/31/2015	18,371,397	115,761,300	134,132,697
Net change in unrealized appreciation/ (depreciation) from Investments held as of 10/31/2015	(881,227)	(4,309,669)	(5,190,896)

Investments were transferred into and out of Level 3 and into and out of Level 2 during the year ended October 31, 2015 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

(a) Purchases include paid-in-kind interest and securities received from restructure.

(b) Sales include principal redemptions.

The valuation techniques used by the Adviser to measure fair value as of October 31, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs. The valuation techniques and significant amounts of unobservable inputs used in the valuation of the Fund's Level 3 securities are outlined in the table below.

	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Assets Investments in securities
Floating Rate Term Loans	18,371,397	Broker quotes and/or 3rd party pricing services	N/A	N/A
Collateralized Loan Obligations	113,957,612	Broker quotes and/or 3rd party pricing services	N/A	N/A
	127,888	Discounted cash flow	Discount Rate	16.5%
			Constant Default Rate	2%
			Recovery Rate	75%
			Constant Pre-Payment Rate	20%
	1,675,800	Discounted cash flow	Discount Margin	775
			Constant Default Rate	2%
			Recovery Rate	75%
			Constant Pre-Payment Rate	10%
Total Level 3 Investments	134,132,697

There were no transfers between Level 1 and 2 during the year. It is the Fund's policy to recognize transfers into and out of all levels at the end of the reporting period.

(4) Reorganization

On August 31, 2015, the Fund acquired all of the assets and assumed the stated liabilities of ARMF in exchange for newly issued shares of the Fund pursuant to a plan of reorganization approved by the ARMF shareholders. The Reorganization was accomplished by a tax-free exchange of 6,315,146 shares of the Fund (valued at $17.322984 per share) for the assets of

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2015

ARMF, which aggregated to $109,397,217 of net assets, including $15,638,987 of unrealized depreciation. The combined net assets of the Fund immediately after the reorganization were $406,763,732.

(5) Common Stock

Common share transactions were as follows:

	Year Ended October 31, 2015
	Shares	Amount ($)
Common shares outstanding — beginning of period	17,166,012	327,189,457
Acquired shares — related to Reorganization	6,315,146	109,397,217
Common shares outstanding — end of period	23,481,158	436,586,674

(6) Credit Facility

On August 31, 2015, in connection with the closing of the Reorganization the Fund entered into amended credit agreement with State Street Bank and Trust (the "Lender") in which the Lender agreed to make loans up to $212 million, to the Fund under the revolving credit facility (the "Credit Facility") secured by certain assets of the Fund. Loans under the Credit Facility generally bear interest at the applicable LIBOR rate plus 0.85%. The Fund entered into this credit agreement to have the ability, if necessary, to purchase investments. Unused portions of the Credit Facility will accrue a commitment fee equal to an annual rate of 0.10% if 80% of each Credit Facility is utilized or 0.25% if less than 80% of the Credit Facility is utilized. The unused commitment fee for the year ended October 31, 2015 was $55,070 for the Fund. Upfront fees including related legal expenses incurred by the Fund in connection with the Credit Facility are deferred and are amortized on an effective yield method over the term of the Credit Facility. These amounts are included in the Statements of Operations as Amortization of debt issuance cost. The fair value of the Fund's borrowings under the Credit Facility approximates the carrying amount presented in the accompanying Statement of Assets and Liabilities based on a yield analysis and remaining maturity for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy.

The weighted average outstanding daily balance of all loans during the period from November 1, 2014 to October 31, 2015 was approximately $127,401,976 with an average borrowing cost of 1.08%. As of October 31, 2015, the amount outstanding under this Credit Facility was $168,984,093.

(7) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is an affiliate of Ares Management, L.P. ("Ares") and leverages off of Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals.

The Adviser provides certain investment advisory and administrative services to the Fund pursuant to the investment advisory agreement with the Fund ("Investment Advisory Agreement"). Pursuant to its Investment Advisory Agreement, the Fund has agreed to pay the Adviser a management fee at an annual rate of 1.00% of the average daily value of the Fund's Managed Assets. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness. The management fees incurred for the year ended October 31, 2015 was $4,553,112 for the Fund.

In addition to advisory services, the Adviser and its affiliates provide certain administrative services to the Fund at the Fund's request. Under the Investment Advisory Agreement, the Adviser may seek reimbursement from the Fund for the costs of these administrative services provided to the Fund by the Adviser and its affiliates. The Adviser, however, contractually agreed not to seek reimbursement from the Fund for these administrative costs during the fiscal years ended October 31, 2013 and October 31, 2014. Commencing November 1, 2014, the Fund began reimbursing the Adviser for these administrative costs, resulting in reimbursements by the Fund of $760,000 to the Adviser for the year ended October 31, 2015. In connection with the Reorganization, the Adviser agreed not to seek reimbursement from the Fund for the period August 31, 2015, the date the Reorganization was consummated, through October 31, 2015 for the administrative services provided to the Fund relating to the net assets allocable to the former Ares Multi-Strategy Credit Fund, Inc. at the time of the closing of the reorganization.

The Fund has engaged State Street Bank and Trust Company ("State Street") to serve as the Fund's administrator, custodian and transfer agent. Under the service agreements between State Street and the Fund, State Street provides certain administrative services necessary for the operation of the Fund. Such services include maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. State Street also performs custodial, fund accounting and portfolio accounting services, as well as transfer agency and dividend paying services with

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2015

respect to the common shares. The Fund pays State Street for these services. The total expenses incurred for the year ended October 31, 2015 was $340,890 for the Fund.

The Fund has retained Destra Capital Investments LLC ("Destra") to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the NYSE specialist for the Fund's common shares, and with the closed-end fund analyst community regarding the Fund on a regular basis, and developing and maintaining a website for the Fund. The Fund pays Destra 0.10% of Managed Assets for these services. The terms of this agreement shall be in effect for an initial period of two years and shall thereafter continue for successive one year periods. The total expenses incurred for the year ended October 31, 2015 was $455,314 for the Fund.

(8) Investment Transactions

For the year ended October 31, 2015, the cost of purchases and proceeds from sales of securities, excluding short obligations, were as follows:

Cost of Investments Purchased $	Proceeds from Investments Sold $
426,793,334	(413,750,325)

(9) Defaulted Securities

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2015, the aggregate value of those securities was $4,547,982 representing 1.14% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest of receivable. The securities have been identified on the accompanying Statement of Investments.

(10) Risk Factors

Senior Loans Risk

Although Senior Loans are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the common shares and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the common shares. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities. The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2015

principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the common shares. Similarly, a sudden and significant increase in market interest rates may increase the risk of payment defaults and cause a decline in the value of these investments and in the net asset value of the common shares. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the net asset value of the common shares.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Subordinated Loans Risk

Subordinated loans ("Subordinated Loans") generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an over secured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Corporate Bond Risk

The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term Corporate Bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term Corporate Bonds. The market value of a Corporate Bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the market place, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of Corporate Bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield Corporate Bonds are often high risk and have speculative characteristics. High yield Corporate Bonds may be particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2015

on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Asset-Backed Securities Risk

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

Investment and Market Risk

An investment in the common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds can experience sudden

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2015

and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common stockholders to reinvest dividends. The Fund may utilize leverage, which will magnify the Fund's risks and, in turn, the risks to the common stockholders.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund's ability to achieve current income for its stockholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2015

likely that a prolonged or deepening economic recession could adversely affect the ability of some borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or CCC+ or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Eurozone Risk

Recent concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries have given rise to new concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of this situation cannot yet be predicted. Sovereign debt defaults and European Union and/or Eurozone exists could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund.

(11) Changes to the Fund's Investment Policies

On July 15, 2015, the Fund announced that its non-fundamental investment policy with respect to investments in collateralized loan obligations ("CLOs") had been amended to read as follows:

"Under normal market conditions, the Fund will not invest more than (i) 30% of its Managed Assets in securities issued by entities commonly referred to as CLOs ("CLO Securities") and other asset-backed securities, or (ii) more than 7.5% of its Managed Assets in subordinated (or residual) tranches of CLO Securities. The Fund can invest in investment grade and below investment grade rated CLO Securities."

This change in investment policy represented an increase in the Fund's ability to invest in CLO Securities and other asset-backed securities from 20% of Managed Assets to 30% of Managed Assets and an increase in the Fund's ability to invest in subordinated (or residual) tranches of CLO Securities from 0% to 7.5% of Managed Assets.

To the extent the Fund invests more of its Managed Assets in CLO Securities, or invests its Managed Assets in below investment grade CLO Securities or subordinated (or residual) tranches of CLO Securities, it may have greater exposure to the risks associated with those securities. See "Risk Factors" above.

This change followed the approval by the Fund's stockholders of amendments to certain of the Fund's fundamental investment restrictions and 80% investment policy (together, the "Proposals") at a joint special meeting of the Fund's stockholders and the stockholders of ARMF that occurred on July 14, 2015 (the "Special Meeting"). The Proposals were described in the Joint Proxy Statement/Prospectus, dated June 15, 2015, for the Special Meeting. As detailed in the Joint Proxy Statement/Prospectus, the amendment to the Fund's policy on investments in CLO Securities became effective upon stockholder approval of the Proposals. Security holders may obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC at the SEC's web site at www.sec.gov.

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2015

(12) Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were the following subsequent events:

The following common share distributions were declared on October 14, 2015:

Ex-Date: November 17, 2015
Record Date: November 19, 2015
Payable Date: November 30, 2015
Per Share Amount: $0.117

Ex-Date: December 15, 2015
Record Date: December 17, 2015
Payable Date: December 31, 2015
Per Share Amount: $0.117

On November 6, 2015, the Board authorized the repurchase of shares of the Fund on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the shares. Upon completion of required shareholder notifications, the Fund was authorized to repurchase its outstanding common stock in open-market transactions at the Fund management's discretion. The Fund is not required to effect share repurchases. Any such purchases of Fund shares may not materially impact the discount of the market price of the Fund's shares relative to their net asset value and any narrowing of this discount that does result may not be maintained. The Fund did not repurchase any shares of its common stock in the open market during the period covered by this report.

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
Ares Dynamic Credit Allocation Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Ares Dynamic Credit Allocation Fund, Inc., (the Fund), including the schedule of investments, as of October 31, 2015, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from November 27, 2012 (commencement of operations) to October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of October 31, 2015, and confirmation of securities not held by the custodian by correspondence with others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ares Dynamic Credit Allocation Fund, Inc. at October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from November 27, 2012 (commencement of operations) to October 31, 2013 in conformity with U.S. generally accepted accounting principles.

December 22, 2015

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information

October 31, 2015

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q will be available (1) on the Fund's website located at http://www.arespublicfunds.com; (2) on the SEC's website at http://www.sec.gov; or (3) for review and copying at the SEC's Public Reference Room (the "PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2015

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive distributions in cash, distributions will automatically be reinvested in additional common shares of the Fund. A shareholder may elect to have the cash portion of dividends and distributions distributed in cash. To exercise this option, such shareholder must notify State Street, the plan administrator and the Fund's transfer agent and registrar, in writing or by telephone so that such notice is received by the plan administrator not less than 10 days prior to the record date for the dividend or distribution involved. Participants who hold their common shares through a broker or other nominee and who wish to elect to receive any dividends or other distributions in cash must contact their broker or nominee. The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that does not elect to receive distributions in cash (each a "Participant"). The plan administrator may hold each Participant's common shares, together with the other Participant's common shares, in non-certificated form in the plan administrator's name or that of its nominee. The shares are acquired by the plan administrator for a Participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common shares is equal to or less than the market price per common share on the NYSE plus estimated brokerage commissions (such condition being referred to as "market premium"), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share of the common shares on the date the shares are issued, unless the net asset value of the common shares is less than 95% of the then current market price per share on the NYSE, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per common share on the NYSE. If on the dividend payment date the net asset value per share of the common shares is greater than the market price per common share on the NYSE (such condition being referred to as "market discount"), the plan administrator will invest the dividend amount in common shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator's service fee, if any, and expenses for administering the plan will be paid for by the Fund. There will be no brokerage charges to shareholders with respect to common shares issued directly by the Fund as a result of dividends or distributions payable either in common shares or in cash. However, each Participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator's Open-Market Purchases in connection with the reinvestment of dividends and distributions.

Shareholders who elect to receive their distributions in cash are subject to the same federal, state and local tax consequences as shareholders who reinvest their distributions in additional common shares. A shareholder's basis for determining gain or loss upon the sale of shares acquired due to reinvestment of a distribution will generally be equal to the total dollar amount of the dividend payable to the shareholders. Any shares received due to reinvestment of a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder's account.

Participants may terminate their accounts under the dividend reinvestment plan by writing to the plan administrator at State Street Bank and Trust Company, located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts, 02116 or by calling the plan administrator's hotline at (877) 272-8164. Such termination will be effective immediately if the Participant's notice is received by the plan administrator at least 10 days prior to any dividend or distribution record date for the payment of any dividend or distribution by the Fund; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Participants who hold their common shares through a broker or other nominee and who wish to terminate their account under the plan may do so by notifying their broker or nominee. The dividend reinvestment plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator by mail at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116 or by telephone at (877) 272-8164.

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2015

Additional Tax Information

The Fund hereby designates $1,309,683 or maximum amounts allowable as long term capital gain dividends for the purpose of the dividends paid deduction. The amounts designated here include the utilization of earnings and profits distributed to shareholders on the redemption of shares.

For the fiscal year ended October 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extent dividends are paid during the calendar year 2015, complete information will be reported on shareholders' 2015 Form 1099-DIV.

The amount designated as qualified dividend income for the year ended October 31, 2015 will be at the highest amount permitted by law.

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2015

Renewal of Investment Advisory Agreement

The Board of Directors of the Ares Dynamic Credit Allocation Fund, Inc. (the "Fund"), a majority of whom are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund (the "Independent Directors"), renewed the Investment Advisory and Management Agreement between Ares Capital Management II LLC (the "Adviser") and the Fund (the "Investment Advisory Agreement") at a meeting held on September 15, 2015.

The Board of Directors of the Fund (the "Board") has the responsibility under the 1940 Act to consider the renewal of the Fund's Investment Advisory Agreement on an annual basis at an in- person meeting of the Board called for the purpose of voting on such renewal. While particular emphasis might be placed on information concerning the Fund's investment performance, comparability of fees and total expenses and the Adviser's profitability at any meeting at which a renewal of the Investment Advisory Agreement is considered, the process of evaluating the Adviser and the Fund's Investment Advisory Agreement is an ongoing one. In this regard, the Board's consideration of the nature, extent and quality of the services provided by the Adviser under the Investment Advisory Agreement includes deliberations at multiple meetings. In addition, the Fund's Board generally receives, reviews and evaluates information concerning the Fund's operations, expenses and performance throughout the year, including at quarterly Board meetings.

In connection with the renewal of the Investment Advisory Agreement, the Independent Directors met with their independent counsel in executive session. Counsel to the Independent Directors reviewed with the Independent Directors a memorandum outlining the legal duties of the Board under the 1940 Act and applicable state law and discussed the factors outlined by the federal courts as relevant to a board's consideration of the approval of an investment advisory agreement.

In considering whether to renew the Investment Advisory Agreement, the Fund's Board reviewed certain information provided to the Board by the Adviser, including, among other things, information concerning the services rendered to the Fund by the Adviser, comparative fee, expense and performance information, and other reports of and presentations by representatives of the Adviser concerning the Fund's and Adviser's operations, compliance programs and risk management. The Board also reviewed reports prepared by Lipper, Inc. ("Lipper"), an independent provider of investment company data, which included information comparing (1) the Fund's performance with the performance of a group of comparable funds (the "Performance Group") for various periods ended June 30, 2015, and (2) the Fund's actual and contractual management fees and total expenses with those of a group of comparable funds (the "Expense Group") and with a broader group of funds (the "Expense Universe"), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis.

In determining whether to renew the Investment Advisory Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Director may have attributed different weights to the factors considered.

(a) The nature, extent and quality of services provided by the Adviser — With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the information regarding the types of services provided under the Investment Advisory Agreement and information describing the Adviser's organization and business, including the quality of the investment research capabilities of the Adviser and the other resources dedicated to performing services for the Fund. The Board noted the professional experience and qualifications of the Fund's portfolio management team, the addition to the portfolio management team during the year and other senior personnel of the Adviser involved with the Fund, including the portfolio management team's expertise in managing loan portfolios, the integrated platform of the Adviser and its affiliates and the benefits, resources and opportunities of the platform that the Adviser is able to access. Fund management discussed the size and experience of the Adviser's staff, the experience of its key personnel in providing investment management services, the systems used by the Adviser's personnel and the ability of the Adviser to attract and retain capable personnel. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were also considered. The Board also noted the reputation and track record of the Adviser's organization as a leading manager of credit assets.

(b) Investment performance of the Fund and the Adviser — With respect to investment performance of the Fund and the Adviser, the Board reviewed statistical information concerning the Fund's investment performance in relation to its stated objective, as well as comparative data with respect to the performance of unaffiliated closed-end funds

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2015

employing similar investment strategies provided by the Adviser as well as the comparative information provided by Lipper. Representatives of the Adviser reviewed with the Board the Fund's performance and discussed the Fund's stock price and net asset value, and its yield based on both. In connection with its review, the Board discussed the results of the performance comparisons provided by the Adviser and Lipper. The Board noted, in reviewing the Lipper report, that the Fund's total return performance, on a net asset value basis, was below the Performance Group median in the year- to-date, one- and two-year periods. The Board also noted that the Fund underperformed against the median of the peer groups of funds prepared by the Adviser. Representatives of the Adviser noted that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the Fund and comparable funds, highlighting, in particular, the difficulty in finding an appropriate universe of comparable funds. In discussing the Fund's performance, they noted, among other things, (i) the Fund's shorter duration compared to both the median duration and average duration of other hybrid credit closed-end funds, the reasons therefor and the effect on performance in the current economic environment, and (ii) the Fund's lower risk profile, as measured by its annualized standard deviation (i.e., volatility) since inception compared to other hybrid credit closed-end funds. It was noted that the Fund's volatility was lower than both the median volatility and the average volatility of these other hybrid credit closed-end funds, which also was consistent with the Adviser's investment thesis in generating risk-adjusted returns for the Fund.

(c) Cost of the services provided and profits realized by the Adviser from the relationship with the Fund — The Board considered information about the profitability of the Fund to the Adviser, as well as the costs of services provided by the Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Adviser's parent, Ares Management, L.P. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the Fund and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser and its affiliates.

(d) Economies of scale and whether fee levels reflect these economies of scale — The Board considered the extent to which economies of scale are expected to be realized and whether fee levels reflect these economies of scale. It was noted that, because the Fund is a closed-end fund, any increase in asset levels generally would have to come from material appreciation through investment performance absent a special corporate action such as a material acquisition or an offering of additional shares. The Board noted that the Fund had acquired the assets of another closed-end fund managed by the Adviser, Ares Multi-Strategy Credit Fund, Inc. ("ARMF"), effective as of August 31, 2015 (the "Reorganization") and reviewed the potential for certain cost reductions as a result thereof that were discussed at previous Board meetings.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — The Board reviewed the results of the expense comparisons provided by the Adviser and Lipper. The Board discussed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the Fund's contractual management fee, based on common assets, was below the Expense Group median, and that the Fund's actual management fee, based on common assets alone and on common assets and leveraged assets, was below the Expense Group medians, but above the Expense Universe medians. The Board also noted that the Fund's total expenses, both based on common assets alone and on common assets and leveraged assets, were above the Expense Group and Expense Universe medians. In analyzing the comparative expense information provided by the Adviser, it was noted that the Fund's expense ratio was slightly above the median of the peer groups. The Board considered that pursuant to the terms of the Investment Advisory Agreement, after the Fund's second fiscal year, which ended on October 31, 2014, the Fund began reimbursing the Adviser for its cost of providing certain accounting, legal, clerical or administrative services to the Fund by employees of the Adviser or its affiliates. The Board noted, however, that the Adviser had agreed not to seek reimbursement from the Fund for the costs of such services allocable to the net assets of ARMF from the date of the closing of the Reorganization through October 31, 2015. The Board also noted certain one-time expenses incurred by the Fund in connection with the Reorganization.

Representatives of the Adviser also reviewed with the Board the management or investment advisory fees paid by commingled funds or separately managed accounts advised by the Adviser or its affiliates that are considered to have

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2015

similar investment strategies and policies as the Fund (the "Similar Clients"), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the Fund's management fee.

(f) Benefits derived or to be derived by the Adviser from its relationship with the Fund — The Board also considered the extent to which benefits other than the fees and reimbursement amounts pursuant to the Investment Advisory Agreement might accrue to the Adviser and its affiliates from their relationships with the Fund. The Board noted in this regard that neither the Adviser nor its affiliates trade with the Fund, or execute portfolio transactions on its behalf, and that the Adviser had confirmed that the Fund does not invest in securities issued by affiliates of the Adviser, including CLOs sponsored by the Adviser. However, it recognized that the Adviser might derive reputational and other benefits from its association with the Fund.

Conclusion

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Investment Advisory Agreement. Based on the discussions and considerations as described above, and in reliance on information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Investment Advisory Agreement, the Board, including the Independent Directors, voted to approve the renewal of the Investment Advisory Agreement for an additional one-year period.

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2015

Stockholder Meeting Results

Regular Meeting

On July 14, 2015, ARDC held a Regular Meeting of Stockholders for the election of Directors. The proposal was approved by ARDC's stockholders and the results of the voting are as follows:

NAME	FOR	WITHHELD
Seth J. Brufsky	14,773,341.530	164,307.955
John J. Shaw	13,899,770.347	1,037,879.138

David A. Sachs, Michael H. Diamond and Bruce H. Spector continue to serve in their capacities as Directors of ARDC.

Special Meeting

On July 14, 2015, ARDC held a Special Meeting of Stockholders (the "Meeting"). The Meeting was held to consider and act on the following proposals (each, a "Proposal"): 2(A) to approve the issuance of additional shares of ARDC common stock in connection with the transfer of all of the assets of Ares Multi-Strategy Credit Fund, Inc. ("ARMF") to ARDC in exchange for the assumption by ARDC of the stated liabilities of ARMF and shares of ARDC common stock; 2(B) to approve a change to ARDC's Fundamental Investment Restriction number 5, relating to ARDC's making of loans; 2(C) to approve a change to ARDC's Fundamental Investment Restriction number 6, relating to ARDC's concentration policy; and 2(D) to approve a change to ARDC's investment policy such that, under normal market conditions, at least 80% of its Managed Assets (as defined in the Joint Proxy Statement/Prospectus filed with the U.S. Securities and Exchange Commission on June 11, 2015) will be invested in debt instruments, including (i) senior secured loans made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) debt securities issued by entities commonly referred to as collateralized loan obligations. The proposals were approved by ARDC's stockholders and the results of the voting are as follows:

PROPOSAL 2(A)	FOR	AGAINST	ABSTAIN
	10,005,174.380	377,926.152	71,806.506
PROPOSAL 2(B)	FOR	AGAINST	ABSTAIN
	10,008,152.650	365,192.206	81,562.182
PROPOSAL 2(C)	FOR	AGAINST	ABSTAIN
	9,992,773.764	364,467.388	97,665.886
PROPOSAL 2(D)	FOR	AGAINST	ABSTAIN
	9,954,206.024	408,673.570	92,027.444

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2015

Investment Adviser

Ares Capital Management II LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

DRIP Administrator

State Street Bank and Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

Investor Support Services

Destra Capital Investments LLC
901 Warrenville Road, Suite 15
Lisle, IL 60532

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2015

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2015

Directors

Name, Address(1) and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Other Public Company Board Memberships During Past Five Years
Interested Directors(2)
David A. Sachs (56)	Director and Chairman of the Board	Since 2011*	Senior Partner, Ares Management, L.P.	Terex Corporation
Seth J. Brufsky (49)	Director, President and Chief Executive Officer	Since 2012***	Senior Partner, Ares Management, L.P.	None
Independent Directors
Michael H. Diamond (73)	Director	Since 2012*	Sole Member, MHD Group LLC (mediation and expert witness)	Ares Commercial Real Estate Corporation
John J. Shaw (64)	Director	Since 2012***	Independent Consultant; prior to 2012, President, St. Louis Rams	None
Bruce H. Spector (73)	Director	Since 2014**	Independent Consultant; from 2007 to 2013, Senior Advisor, Apollo Global Management LLC (private equity)	The Private Bank of California (2007-2013)

(1) The address of each Director is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

(2) "Interested person," as defined in the Investment Company Act, of the Fund. Mr. Sachs and Mr. Brufsky are interested persons of the Fund due to their affiliation with the Adviser.

* Term continues until the Fund's 2016 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

** Term continues until the Fund's 2017 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

*** Term continues until the Fund's 2018 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

Officers

Name, Address(1) and Age	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Officers
Seth J. Brufsky (49)	President, Chief Executive Officer and Director	Since 2012

Mr. Brufsky is a Founding Member of Ares Management, L.P. He is a Senior Partner and Portfolio Manager in the Tradable Credit Group. Mr. Brufsky also serves as a Portfolio Manager, Director, President and Chief Executive Officer of ARDC. Additionally, he is a member of select Tradable Credit Group investment committees. He has served as Director and President and Chief Executive Officer of ARDC since 2012.

Daniel Nguyen (44)	Chief Financial Officer	Since 2012

Mr. Nguyen is an Executive Vice President, Chief Financial Officer and Treasurer of the Ares Private Equity and Tradable Credit Groups. Mr. Nguyen also serves as Chief Financial Officer of ARDC and as Treasurer of Ares Commercial Real Estate Corporation (NYSE: ACRE). He has been an officer of Ares Capital Corporation (NASDAQ: ARCC) ("ARCC") since 2004 and currently is a Vice President.

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2015

Officers

Name, Address(1) and Age	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Officers
Brett A. Byrd (49)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Mr. Byrd has served as Chief Compliance Officer ("CCO") and Anti-Money Laundering Officer of ARDC since September 2014. He joined Ares in February 2011 and is a Senior Vice President and Deputy CCO in the Ares Compliance Department. From September 2004 to February 2011, Mr. Byrd was an Associate Director at Macquarie Funds Group where he was the CCO for four of Macquarie Funds Group's U.S Registered Investment Advisers and its listed infrastructure closed end fund.

Sunny Parmar (44)	Treasurer	Since 2012

Mr. Parmar is the Chief Accounting Officer of the Private Equity and Tradable Credit Group of Ares. He has served as Treasurer of ARDC since 2012. From 2007 to 2011, Mr. Parmar was the Controller at H.I.G. Capital Partners, a private equity firm.

Daniel J. Hall (37)	General Counsel, Chief Legal Officer and Secretary	Since 2012

Mr. Hall is a Senior Vice President and Senior Associate General Counsel for the Legal Department who primarily focuses on Tradable Credit Group activities which include structuring and credit related issues. He has served as General Counsel, Chief Legal Officer and Secretary of ARDC since 2012.

Michael Weiner (63)	Vice President and Assistant Secretary	Since 2012

Since September 2006, Mr. Weiner has been Vice President of ARCC and has served as Vice President, General Counsel and Secretary of Ares Management, L.P. From September 2006 to January 2010, Mr. Weiner served as General Counsel to ARCC. He has served as Vice President and Assistant Secretary of ARDC since 2012. Mr. Weiner has also served as Vice President (since September 2011) and General Counsel (since March 2012) of Ares Commercial Real Estate Corporation.

Keith Ashton (49)	Vice President	Since 2013

Mr. Ashton is a Portfolio Manager in the Tradable Credit Group, primarily responsible for managing structured credit funds and separate accounts. He serves as one of three portfolio managers for ARDC. He is also a member of select Tradable Credit Group investment committees. Prior to joining Ares in November 2011, Keith was a partner at Indicus Advisors where he launched the global structured credit business in May 2007.

Ann Kono (40)	Vice President	Since 2013

Since April 2007, Ms. Kono has been an employee of Ares Management, L.P. and currently serves as the Executive Vice President of Operations and Information Systems/Technology. She has served as Vice President of ARDC since 2013.

Americo Cascella (44)	Vice President	Since 2013

Mr. Cascella is a Portfolio Manager in the Tradable Credit Group and is Head of Tradable Credit Business Development where he is responsible for credit oversight and business development across Ares' Tradable Credit Group. Additionally, he serves as a member on select Tradable Credit Group investment committees. Mr. Cascella joined Ares in 1998.

John Eanes (34)	Vice President	Since 2013	Mr. Eanes is a portfolio manager in the Ares Tradable Credit Group. He has served as Vice President of ARDC since 2013. Mr. Eanes joined Ares Management, L.P. in 2006.
John A. Leupp (50)	Vice President	Since 2013

Mr. Leupp is a Portfolio Manager in the Tradable Credit Group. He serves as one of three portfolio managers for ARDC. Additionally, he serves as a member on select Tradable Credit Group investment committees. Mr. Leupp joined Ares in 2003.

Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2015

Officers

Name, Address(1) and Age	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Officers
Jeff M. Moore (57)	Vice President	Since 2013

Mr. Moore is a portfolio manager of the Ares Special Situations Fund and serves as an Investment Committee member for Distressed Strategy/Tradable Credit Group Funds. He has served as Vice President of ARDC since 2013. Mr. Moore joined Ares Management, L.P. in 1997.

Darryl L. Schall (55)	Vice President	Since 2013

Mr. Schall is a portfolio manager of the Ares Special Situations Fund and serves as an Investment Committee member for select Tradable Credit Group Funds. He has served as Vice President of ARDC since 2013. Mr. Schall joined Ares Management, L.P. in 2009.

Michael R. McFerran (43)	Vice President	Since 2015

Mr. McFerran is the Executive Vice President, Chief Financial Officer and Treasurer of Ares Management GP LLC, Ares' general partner, and a member of the Management Committee of Ares Management. Prior to joining Ares in March 2015, Mr. McFerran was a Managing Director at KKR where he was Chief Financial Officer of KKR's credit business and Chief Operating Officer and Chief Financial Officer of KKR Financial Holdings LLC.

(1) The address of each officer is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

Annual Report 2015

Item 2.  Code of Ethics.

(a)           The Ares Dynamic Credit Allocation Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code of Ethics”).

(c)           The Fund has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.

(d)           There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(e)           Not applicable.

(f)            A copy of the Fund’s Code of Ethics is attached hereto as exhibit 12(a)(1).

Item 3.  Audit Committee Financial Expert.

(a)(1)      The Board of Directors of the Fund has determined that the Fund has one member serving on the Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)      The name of the audit committee financial expert is John Joseph Shaw.  Mr. Shaw has been deemed to be “independent” for the purpose of this Item because he is not an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and does not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund.

Item 4.  Principal Accountant Fees and Services.

(a)           Audit Fees

For the fiscal year ended October 31, 2014 and for the fiscal year ended October 31, 2015, Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of $94,314 and $141,830, respectively, for professional services rendered for the audit of the Fund’s annual financial statements or for services normally provided by E&Y in connection with statutory and regulatory filings or engagements.

(b)           Audit-Related Fees

For the fiscal year ended October 31, 2014 and for the fiscal year ended October 31, 2015, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not reported under Audit Fees above were $0 and $20,613, respectively. The nature of the services comprising the Audit-Related Fees was the review of the Fund’s Form N-14.

For the fiscal year ended October 31, 2014 and for the fiscal year ended October 31, 2015, aggregate Audit-Related Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for audit-related services rendered to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

3

(c)           Tax Fees

For the fiscal year ended October 31, 2014 and for the fiscal year ended October 31, 2015, E&Y billed the Fund aggregate fees of $8,000 and $10,000, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

For the fiscal year ended October 31, 2014 and for the fiscal year ended October 31, 2015, the aggregate Tax Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(d)           All Other Fees

For the fiscal year ended October 31, 2014 and for the fiscal year ended October 31, 2015, the aggregate fees billed by E&Y to the Fund for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the fiscal year ended October 31, 2014 and for the fiscal year ended October 31, 2015, the aggregate fees in this category billed by E&Y that were required to be approved by the Fund’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(e)(1)      Audit Committee’s Pre-Approval Policies and Procedures

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to the provision of non-auditing services to the Fund by the Fund’s independent registered public accounting firm may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(e)(2)      Percentage of Services

All of the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended October 31, 2014 and October 31, 2015, were pre-approved by the Audit Committee.

For the fiscal years ended October 31, 2014 and October 31, 2015, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(f)            Not applicable.

(g)           For the fiscal year ended October 31, 2014 and for the fiscal year ended October 31, 2015, aggregate non-audit fees billed by E&Y for services rendered to the Fund were $8,000 and $1,000, respectively.

For the fiscal year ended October 31, 2014 and for the fiscal year ended October 31, 2015, aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

4

(h)           E&Y notified the Fund’s Audit Committee of all non-audit services that were rendered by E&Y to the Fund’s Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

Item 5.  Audit Committee of Listed Registrants.

(a)           The Fund has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the 1934 Act.  The members of the Fund’s Audit Committee are John Joseph Shaw, Michael H. Diamond and Bruce H. Spector.

Item 6.  Schedule of Investments.

(a)           Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)           Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Attached to this Form N-CSR as exhibit 12(a)(4) is a copy of the proxy voting policies and procedures of the Fund and its investment adviser.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  As of October 31, 2015, the portfolio managers of the Fund are as follows:

Seth J. Brufsky

Founding Member, Senior Partner, and Portfolio Manager

Investment Experience:

Mr. Brufsky is a Founding Member of Ares Management, L.P. (“Ares”).  He is a Senior Partner and Portfolio Manager in the Tradable Credit Group of Ares and is a member of Ares’ Management Committee.  Mr. Brufsky also serves as a Director, President and Chief Executive Officer and Portfolio Manager of the Fund.  Additionally, he is a member of select Tradable Credit Group investment committees.  Mr. Brufsky joined Ares in March 1998 from the Corporate Strategy and Research Group of Merrill Lynch & Co., where he specialized in analyzing and marketing non-investment grade securities and was acknowledged by Institutional Investor as a member of the top-ranked credit analyst team each year of his tenure.  Prior to joining Merrill Lynch, Mr. Brufsky was a member of the Institutional Sales and Trading Group of the Global Fixed Income Division at Union Bank of Switzerland.  Mr. Brufsky serves on the Board of Directors of the Luminescence Foundation, a charitable giving organization.

Mr. Brufsky graduated from Cornell University with a B.S. in Applied Economics and Business Management and received his M.B.A. in Finance with honors from the University of Southern California’s Marshall School of Business, where he was awarded the Glassick Scholarship for academic achievement.

Keith Ashton

Portfolio Manager

Investment Experience:

Mr. Ashton is a Portfolio Manager in the Tradable Credit Group of Ares, primarily responsible for managing structured credit funds and separate accounts. He serves as one of three portfolio managers for

5

the Fund.  He is also a member of select Tradable Credit Group investment committees.  Prior to joining Ares in November 2011, Mr. Ashton was a partner at Indicus Advisors where he launched the global structured credit business in May 2007.  Prior to Indicus, Mr. Ashton was a portfolio manager and Head of Structured Credit at TIAA-CREF where he managed a portfolio of structured credit investments and helped launch TIAA’s institutional asset management business.  Mr. Ashton’s experience as an investor in alternative fixed income products spans virtually all securitized asset classes, including collateralized loan obligations, consumer and commercial receivables, insurance and legal settlements, small business and trade receivables, whole business securitizations, timeshare other mortgage-related receivables, and esoteric asset classes such as catastrophe risk and intellectual property.

Mr. Ashton earned a B.A. in Economics from Brigham Young University and received his M.B.A. in Finance & Accounting from the William E. Simon School of Business, University of Rochester.

John Leupp

Portfolio Manager

Investment Experience:

Mr. Leupp is a portfolio manager in the Tradable Credit Group of Ares.  He serves as one of three portfolio managers for the Fund (the “Portfolio Managers”, and each a “Portfolio Manager”).  Additionally, he serves as a member on select Tradable Credit Group investment committees.  Mr. Leupp joined Ares in 2003 from Credit Suisse First Boston (formerly DLJ), most recently as a Director in the Fixed Income Department responsible for the gaming, lodging and leisure industries. From 1989 to 1997, Mr. Leupp was involved in the fixed income market as a high yield research analyst covering various industries.

Mr. Leupp earned a B.S. from Santa Clara University in Finance and an M.A. from the University of California, Los Angeles, in Economics.

(a)(2)  As of October 31, 2015, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
Seth J. Brufsky	Registered investment companies	2	$631,557,006	0	$0
	Other pooled investment vehicles	2	$1,644,478,808	2	$1,644,478,808
	Other accounts	5	$1,707,092,287	5	$1,707,092,287

Keith Ashton	Registered investment companies	1	$607,162,048	0	$0
	Other pooled investment vehicles	2	$289,801,462	2	$289,801,462
	Other accounts	6	$2,860,103,177	2	$845,612,980

John Leupp	Registered investment companies	7	$2,256,916,653	0	$0
	Other pooled investment vehicles	1	$401,300,042	0	$0
	Other accounts	10	$2,422,473,738	0	$0

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Material Conflicts of Interest:

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, Ares Capital Management II LLC (the “Adviser”) and its affiliates provide investment advisory and administration services both to the Fund and the other Ares-advised funds, including other funds, as well as client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, managed by the Adviser and its affiliates in which the Fund will not have an interest. The investment program of the Fund and the other Ares-advised funds may or may not be substantially similar. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Ares-advised funds that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other Ares-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and the other Ares-advised funds. The Adviser has adopted allocation procedures that are intended to provide that all investment opportunities will be allocated among the Adviser’s or its related parties’ clients on a basis that over a period of time is fair and equitable to each client relative to other clients consistent with any fiduciary duties owed to clients and in an effort to avoid favoring one client over another, taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, such as objectives or strategies regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the

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transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in a borrower/loan/security.

In general, this policy will result in such opportunities being allocated pro rata (taking into account, among other factors, available cash and the relative capital of the respective funds) among the Fund and the other Ares-advised funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Ares-advised fund as compared to another participating Ares-advised fund.

In the event investment opportunities are allocated among the Fund and the other Ares-advised funds, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a manner that, over a period of time, is fair and equitable, it is possible that the Fund may not be given the opportunity to participate in certain investments made by the other Ares-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the Fund and the other Ares-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Ares-advised funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is likely that other Ares-advised funds may make investments in the same or similar securities at different times and on different terms than the Fund. The Fund and the other Ares-advised funds may make investments at different levels of a borrower’s capital structure or otherwise in different classes of a borrower’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Ares-advised funds. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Ares-advised funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Ares-advised funds.

While these conflicts cannot be eliminated, the Adviser, when practicable, will cause the Fund and the other Ares-advised funds to hold investments in the same levels of an issuer’s capital structure in the same proportion at each level; provided, however, that neither the Fund nor any other Ares-advised fund will be required to hold an investment if holding such investment would result in a violation of the provisions of the organizational documents of the Fund or the other Ares-advised fund, as applicable, or constitute a breach of, or default or debt repayment event with respect to, any credit facility or other debt instrument or obligation.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating its time and services among the Fund and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will

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not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Adviser.

(a)(3)  Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser’s financial arrangements with the Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The Portfolio Managers may receive all or some combination of salary, an annual bonus and interests in the carried interest in certain of Ares’ funds.

Base Compensation.

Generally, when the Portfolio Managers receive base compensation it is based on their individual seniority and their position within the firm.

Discretionary Compensation.

In addition to base compensation, the Portfolio Managers may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution, and, if applicable, may include distributions on equity interests of the Adviser’s ultimate parent company held by each Portfolio Manager, if any.

(a)(4) Ownership of Securities

The following table sets forth, for each Portfolio Manager, the aggregate dollar range of the Fund’s equity securities beneficially owned as of October 31, 2015.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Seth J. Brufsky	$500,001-$1,000,000
Keith Ashton	$10,001-$50,000
John Leupp	$0

(b) There have been no changes to the Fund’s portfolio managers.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None during the fiscal year ended October 31, 2015 pursuant to a plan or program.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

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Item 11.  Controls and Procedures.

(a)                                 The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)                                 There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Fund’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)                  The certifications required by Rule 30a-2(a) of the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)                  Not applicable for this filing.

(a)(4)                  Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 7.

(b)                                 The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	January 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	January 4, 2016

By:	/s/ Daniel F. Nguyen
Daniel F. Nguyen
Chief Financial Officer

Date:	January 4, 2016

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